UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

ALTRA INDUSTRIAL MOTION CORP.

(exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201, Braintree, MA		02184
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001)	AIMC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Altra”, “Company”, “we”, “our” and “us” means Altra Industrial Motion Corp., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 17, 2023, Altra held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of Altra prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2022 (as supplemented on January 10, 2023), which was first mailed to Altra’s stockholders on December 14, 2022.

As of the close of business on December 8, 2022, the record date for the Special Meeting, there were 65,173,841 shares of common stock, par value $0.001 per share, of Altra (“Altra Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. 82.05% of all of the shares of issued and outstanding Altra Common Stock entitled to vote were represented either virtually or by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal:

1.

Proposal to adopt the Agreement and Plan of Merger, dated as of October 26, 2022 (as amended or otherwise modified from time to time, the “Merger Agreement”), by and among Regal Rexnord Corporation (“Parent”), Aspen Sub, Inc. (“Merger Sub”) and the Company (the “Merger Agreement Proposal”).

Set forth below are the voting results for the Merger Agreement Proposal, which was adopted by Altra’s stockholders:

Votes For	Votes Against	Abstentions
53,342,899	108,776	25,595

2.

Proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”).

Set forth below are the voting results for the Compensation Proposal, which was approved by Altra’s stockholders:

Votes For	Votes Against	Abstentions
52,439,461	625,504	412,305

3.

In connection with the Special Meeting, Altra also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Agreement Proposal if there were insufficient votes at the time of the Special Meeting (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Altra stockholders for approval at the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Altra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions, which reflect Altra’s current estimates, expectations and projections about Altra’s future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning Altra’s possible future results of operations including revenue, costs of goods sold, gross margin, future profitability, future economic improvement, business and growth strategies, financing plans, expected leverage levels, Altra’s competitive position and the effects of competition, the projected growth of the industries in which we operate, Altra’s ability to consummate the Merger and other strategic transactions on the expected timeline or at all and Altra’s expectations regarding the Special Meeting. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “may”, “project”, “should”, “will”, “would”, and similar expressions or variations. These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•
the Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Altra or the expected benefits of the Merger or that the approval of Altra stockholders is not obtained;
•
the ability of Parent to obtain debt financing in connection with the Merger;
•
the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances which would require Altra to pay a termination fee or other expenses;
•
the effect of the announcement or pendency of the Merger on Altra’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers, distributors and others with whom it does business, or its operating results and business generally;
•
risks related to the Merger and related transactions diverting management’s attention from Altra’s ongoing business operations;
•
the risk that shareholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; and
•
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Altra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 28, 2022, and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, filed with the SEC on November 3, 2022 and risks that may be described in Altra’s other Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Altra with the SEC.

In addition to the risks described above, other unknown or unpredictable factors also could affect Altra’s results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

Date: January 17, 2023	By:	/s/ Todd B. Patriacca
Name: Todd B. Patriacca
Title: Executive V.P., Chief Financial Officer and Treasurer